UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

APRIL 21, 2005

Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

102 PICKERING WAY, EXTON, PENNSYLVANIA 19341

 (Address of principal executive offices and zip code)

(484) 875-3099

 (Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 5.02                                       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)                                  Not applicable.

(b)                                 On April 21, 2005, Mr. Robert Bitterman resigned as chief executive officer, president, and director of Isolagen, Inc. (“Isolagen”).  Mr. Bitterman’s resignation was not due to any disagreement with Isolagen on any matter relating to Isolagen’s operations, policies or practices.  Mr. Bitterman has not furnished Isolagen with any written correspondence concerning the circumstances surrounding his resignation.  Mr. Bitterman was provided with a copy of this report and has indicated his agreement with the statements made by Isolagen herein.

(c)                                  Not applicable.

(d)                                 Not applicable.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.

Date: April 27, 2005	By:	/s/ Martin E. Schmieg
Martin E. Schmieg,
CFO & Sr. Vice President